                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

                                          [_]CONFIDENTIAL, FOR USE OF THE
Check the appropriate box:                   COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[X] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           FOUNTAIN OIL INCORPORATED
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
   --------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
   --------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   --------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
   --------------------------------------------------------------------------

  (5) Total fee paid:
   --------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
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  (2) Form, Schedule or Registration Statement No.:
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  (3) Filing Party:
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  (4) Date Filed:
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

PRELIMINARY COPY

                           FOUNTAIN OIL INCORPORATED

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON FEBRUARY 6, 1996

                               ----------------

To The Stockholders:

  The Annual Meeting of Stockholders of Fountain Oil Incorporated (the
"Company") will be held at , on February 6, 1996, at    :00    .m. for the
following purposes:

  1. To elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

  2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 shares;

  3. To approve the 1995 Long-Term Incentive Plan which provides for the issuance of up to 1,500,000 shares of Common Stock in connection with the grant of stock options or stock appreciation rights to employees, directors, consultants and advisors of the Company;

  4. To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Company for the fiscal year ending August 31, 1996; and

  5. To transact such other business as may properly come before the Meeting and any adjournments thereof.

  The Board of Directors has fixed the close of business on December 14, 1995, as the record date for determination of the shareholders entitled to notice of and to vote at the Annual Meeting.

  EVEN THOUGH YOU MAY EXPECT TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY CARD IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ACCOMPANYING ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                          SUSAN E. PALMER
                                              Secretary

December    , 1995

PRELIMINARY COPY

                           FOUNTAIN OIL INCORPORATED
                          1400 Broadfield, Suite 200
                             Houston, Texas 77084

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              GENERAL INFORMATION

SOLICITATION, REVOCATION AND VOTING OF PROXIES

  The accompanying proxy is solicited by and on behalf of the Board of Directors of Fountain Oil Incorporated (the "Company"), in connection with the
Annual Meeting of Stockholders to be held at    :00    .m. on February 6,
1996, at , and at any and all adjournments thereof. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to
stockholders on or about December     , 1995.

  The accompanying proxy, if properly executed and returned, will be voted as specified by the stockholder or, if no vote is indicated, the proxy will be voted FOR each matter specified. As to any other matter of business which may be brought before the Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the persons voting the same, but management does not know of any such other matter of business. A stockholder may revoke his proxy at any time prior to the voting of shares by voting in person at the Meeting or by filing with the Secretary of the Company a duly executed proxy bearing a later date or an instrument revoking the proxy.

  The costs of solicitation of proxies will be paid by the Company. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally, by telephone or by other appropriate means. Banks, brokers, fiduciaries and other custodians and nominees who forward proxy soliciting material to their principals will be reimbursed their customary and reasonable out-of-pocket expenses.

RECORD DATE AND VOTING RIGHTS

  Only stockholders of record of the Company's $0.10 par value Common Stock as of the close of business on December 14, 1995 will be entitled to vote at the
Meeting. On December 14, 1995 there were outstanding              shares of
Common Stock, which constituted all of the outstanding voting securities of the Company, each of which is entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at the Meeting. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.

                             ELECTION OF DIRECTORS

  The Board of Directors has nominated six persons to be elected directors at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until the election of their respective successors. Directors are elected by a plurality of the shares voted; broker non-votes and votes withheld have no effect on the vote. All proxies received by the Board of Directors will be voted for the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable or declines to serve, an event that is not anticipated, the proxies will be voted for the election of any nominee who may be designated by the Board of Directors.

  The nominees for director are:

          Name          Age     Prinicpal Occupation
   -------------------  --- -----------------------------
    Einar Bandlien       47 Executive Vice President,
                            Business Development
    Robert A. Halpin     60 President, Halpin Energy
                            Resources Ltd.
    Stanley D. Heckman   56 Principal, JSB Services Corp.
    Eugene J. Meyers     61 President, GSM
                            Financial Corporation
    Oistein Nyberg       53 President and Chief
                            Executive Officer
    Nils N. Trulsvik     46 Executive Vice President

  EINAR BANDLIEN was elected a Director of the Company on August 17, 1994, Senior Vice President for Business Development on December 15, 1994 and Executive Vice President for Business Development on November 14, 1995. Mr. Bandlien is a petroleum expert with extensive experience in exploration and petroleum resource management. Prior to joining the Company, he held various positions with Nopec. a.s., a Norwegian petroleum consultant group of companies of which he was a founder, including Director of International Activities from 1987 to 1991 and Chairman from 1990 to 1993. He was a Special Advisor to Nopec from 1993 to 1994. Mr. Bandlien also served as Executive Secretary of the Norwegian Petroleum Resource Management Alliance from 1991 to 1993.

  ROBERT A. HALPIN was elected a Director on March 4, 1995 and Chairman of the Board on November 14, 1995. Mr. Halpin has long experience in the oil and gas industry. From 1989 until his retirement in September 1993, he served as Vice President for International Exploration and Production with Petro-Canada. In October 1993, Mr. Halpin became President of Halpin Energy Resources Ltd., a firm he formed to provide advisory services to energy companies with emphasis on international petroleum projects.

  STANLEY D. HECKMAN was elected a Director on March 4, 1995. For more than the past five years, Mr. Heckman has been the owner of JSB Services Corp., a company whose primary business is in real estate development and investments.

  EUGENE J. MEYERS was elected a Director on January 3, 1994 and served as Chairman of the Board from January 3, 1994 to November 14, 1995. He served as Chief Executive Officer from August 16, 1994 to November 21, 1994 and as President from September 8, 1994 to November 21, 1994. Mr. Meyers is President and owner of GSM Financial Corporation. Through such company and other companies, Mr. Meyers has been involved in real estate development for the past 30 years.

  OISTEIN NYBERG was elected a Director on March 4, 1995 and President and Chief Executive Officer effective March 9, 1995. From January 1984 to March 1995, Mr. Nyberg was Managing Director of Smedvig Technology A/S, a Norwegian technology company of which he was one of the founders. Among other services, Smedvig provides consulting services in the areas of reservoir evaluation, production drilling and well control.

  NILS N. TRULSVIK was elected a Director on August 17, 1994. He served as Executive Vice President from September 8, 1994 to November 21, 1994 and as President and Chief Executive Officer from November 21, 1994 to March 9, 1995 when he reassumed the position of Executive Vice President. Mr. Trulsvik is a petroleum explorationist with extensive experience in petroleum exploration and development throughout the world. Prior to joining the Company, he held various positions with Nopec a.s., a Norwegian petroleum consultant group of companies of which he was a founder, including Managing Director from 1987 to 1993 and Special Advisor from 1993 to August 1994.

INFORMATION CONCERNING BOARD AND COMMITTEE MEETINGS

  The Company's Board of Directors held nine meetings during the fiscal year ended August 31, 1995. Einar Bandlien did not attend three of such meetings. The members of the Audit Committee and the Compensation Committee are Robert
A. Halpin and Stanley D. Heckman. The Audit Committee is responsible for reviewing the Company's financial statements, audit results, internal controls, and accounting principles, policies and practices. The Committee also recommends to the Board the selection of the Company's outside accounting firm and approves the fees of such firm. The Audit Committee held meetings in fiscal year 1995. The Compensation Committee approves the compensation of the Company's executive officers, oversees the compensation scheme for other Company employees, administers and grants awards under stock option and other compensation plans, and recommends to the Board the adoption of retirement and other employee benefit plans. The Compensation Committee
held      meetings in fiscal year 1995. The Board of Directors has not designated a nominating committee.

DIRECTORS' COMPENSATION

  For the fiscal year ended August 31, 1995, the Company paid non-employee Directors fees at the rate of $14,000. In addition, the Company paid such Directors a fee of $3,000 per year for service on committees of the Board of Directors. Mr. Halpin serves on the Audit, Compensation and Petroleum Committees. Mr. Heckman serves on the Audit and Compensation Committees. The Company also pays a fee of $1,000 per day, other than a day on which the Board meets, for those days spent by a non-employee Director on the business of any committee in excess of one day per year with respect to the Compensation Committee and three days per year with respect to the Audit and Petroleum Committees. The Company also reimburses ordinary out-of-pocket expenses for attending Board and Committee meetings.

  The 1995 Long-Term Incentive Plan which is being submitted for approval by the stockholders at the Annual Meeting provides for automatic option grants to non-employee Directors. See "Approval of the 1995 Long-Term Compensation Plan--Automatic Grants to Non-Employee Directors."

  Halpin Energy Resources, Ltd., which is controlled by Mr.Halpin, was paid $20,500 for consulting services in the area of petroleum projects provided to the Company in fiscal 1995, including $7,500 for services provided after Mr. Halpin was elected a director.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table shows all compensation paid or accrued by the Company and its subsidiaries during the ten month period ended August 31, 1994 and the fiscal year ended August 31, 1995 to certain executive officers of the Company (the "Named Officers").

                                                              Long-Term
                                Annual Compensation          Compensation
                       ------------------------------------- ------------
    Name and                                                  Securities   All Other
    Principal                                 Other Annual    Underlying  Compensation
    Position      Year Salary ($) Bonus ($) Compensation ($) Options (#)      ($)
    ---------     ---- ---------- --------- ---------------- ------------ ------------
Oistein Nyberg    1995  113,246         0        24,199              0       6,125(7)
(1)               1994        0         0             0         44,000(6)        0
Nils N. Trulsvik  1995  147,754         0             0              0       6,344(7)
(2)               1994        0         0             0         60,000(6)        0
Eugene J. Meyers  1995  141,667    50,000             0         66,667       7,063(7)
(3)               1994  150,000         0             0              0           0
Arnfin Haavik     1995   92,685         0        24,234              0       6,279(7)
(4)               1994        0         0             0         36,000(6)        0
Gary J. Plisga    1995  104,777         0             0              0       6,556(7)
(5)

---------------------
(1) Mr. Nyberg was elected President/Chief Executive Officer effective March 9, 1995. Other annual compensation paid in fiscal 1995 includes $11,899 as a housing allowance and $7,738 for childrens' school fees.
(2) Mr. Trulsvik served as Executive Vice President from September 8, 1994 to November 21, 1994; as President/Chief Executive Officer from November 21, 1994 to March 9, 1995; and as Executive Vice President since March 9, 1995. Mr. Trulsvik's salary in fiscal 1995 includes $33,722 as the value of 10,900 shares of Common Stock received in lieu of cash compensation.
(3) Mr. Meyers served as Chairman of the Board from January 3, 1994 until November 14, 1995 and he served as Chief Executive Officer from August 16, 1994 to November 21, 1994.
(4) Mr. Haavik was elected Executive Vice President/Chief Financial Officer on February 1, 1995. Other annual compensation paid in fiscal 1995 includes $20,505 as a housing allowance.
(5) Mr. Plisga was elected Executive Vice President, Americas on January 16, 1995. Mr. Plisga's salary in fiscal 1995 includes $25,610 paid for consulting services provided by him before his employment by the Company.
(6) Options were granted in August 1994 in connection with an investment in the Company. The options expire August 16, 1999 and are exercisable only while the holder renders services to the Company as an officer, director, employee, consultant or advisor or within six months after the holder ceases to render such services.
(7) Represents the Company's contributions or accruals to retirement/pension plans.

FISCAL YEAR END OPTION VALUES

  Shown below is information regarding the value of unexercised stock purchase warrants and options issued as compensation (referred to as "options" in the following table) held by the Named Officers as of August 31, 1995.

                               Number of Securities
                              Underlying Unexercised     Value of Unexercised
                                   Options Held          In-the-Money Options
            Name                at Fiscal Year End      at Fiscal Year End (1)
            ----             ------------------------- -------------------------
                             Exercisable Unexercisable Exercisable Unexercisable
                             ----------- ------------- ----------- -------------
Oistein Nyberg..............   44,000           0       $195,250        $ 0
Eugene J. Meyers............   66,667           0        295,834          0
Nils N. Trulsvik............   60,000           0        266,250          0
Arnfin Haavik...............   36,000           0        159,750          0
Gary J. Plisga..............        0           0              0          0

---------------------
(1) Represents the difference between the market value on August 31, 1995 and the exercise price.

EMPLOYMENT CONTRACTS

  The Company has entered into Employment Contracts with each of Oistein Nyberg, Nils Trulsvik, Arnfin Haavik and Gary Plisga which may be terminated by either party on six months written notice. The contracts provide for an annual salary of $150,000 which is subject to renegotiation at the end of each fiscal year. In addition, beginning April 1, 1995, each person receives an allowance equal to 12.5% of his base salary, a portion of which is used to provide minimum life and disability insurance coverage for each such person. The remainder of such allowance may be used by each person for additional life, medical or accident insurance and to fund pension/retirement plans. The Company reserves the right to review the 12.5% allowance every three years. Each person is also entitled to receive a full year's salary in the event he is unable to provide services due to sickness or injury.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth information as of December    , 1995 with
respect to beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Company's stock, by each director and Named Officer of the Company and by all directors and executive officers of the Company as a group.

                                         Amount and Nature of
   Name of Beneficial Owner*             Beneficial Ownership Percent of Class
   -------------------------             -------------------- ----------------
   John M. and Renee A. Liviakis(1)             824,000             7.61%
   Liviakis Financial Communications, Inc.
   2118 "P" Street, Suite C
   Sacramento, California 95816

   Tom Landry, Jr.                              552,440(2)          5.10%
   8411 Preston Road, Suite 720 LB3
   Dallas, Texas 75225

   Eugene J. Meyers                             527,728(3)          4.84%

   Nils N. Trulsvik                             202,900(4)          1.85%

   Einar Bandlien                               179,968(5)          1.65%

   Oistein Nyberg                               176,000(6)          1.61%

   Arnfin Haavik                                168,000(7)          1.54%

   Stanley D. Heckman                           100,793(8)            **

   Robert A. Halpin                              12,000(9)            **

   Gary J. Plisga                                 8,300               **

   All executive officers and directors       1,710,850(10)        14.95%
   as a group (10 persons)

---------------------
  *Includes addresses of beneficial owners of 5% or more of the Common Stock. **Less than 1%.
 (1) John M. and Renee A. Liviakis, husband and wife, are the sole stockholders and principal officers of Liviakis Financial Communications, Inc., which is the record owner of the shares listed.
 (2) Includes 123,200 shares owned of record by Touchdown Corporation, of which Mr. Landry is a control person; 264,481 shares owned of record by the CNW Irrevocable Trust dated September 10, 1991, of which Mr. Landry is Trustee; and 48,000 shares owned of record by the CNW Irrevocable Trust II dated December 11, 1991, of which Mr. Landry is Trustee.
 (3) Includes 66,667 shares underlying presently exercisable warrants.
 (4) Includes 8,000 shares owned by two sons (as to which beneficial ownership is disclaimed), 44,000 shares underlying presently exercisable warrants and 60,000 shares underlying presently exercisable options.
 (5) Includes 44,000 shares underlying presently exercisable warrants and 44,000 shares underlying presently exercisable options.
 (6) Includes 44,000 shares underlying presently exercisable warrants and 44,000 shares underlying presently exercisable options.
 (7) Includes 44,000 shares underlying presently exercisable warrants and 36,000 shares underlying presently exercisable options.
 (8) Includes 14,286 shares underlying presently exercisable warrants.
 (9) Represents 12,000 shares underlying presently exercisable options.
(10) See Notes 3 through 9; also includes 179,161 issued shares and 156,000 shares underlying currently exercisable warrants and options held by executive officers not named in the foregoing table.

                             CERTAIN TRANSACTIONS

  On February 27, 1995, the Company paid the principal and accrued interest due on a $245,000 note payable to certain stockholders of the Company, including Touchdown Corporation, which is controlled by Tom Landry, Jr., a more than 5% stockholder and a former President and Director of the Company. In connection with the repayment, Touchdown Corporation received $75,000 of principal and $3,250 of accrued interest.

  During 1991, the Board of Directors of the Company purported to approve additional compensation in the amount $75,000 per year to be due Mr. Landry at the beginning of each of his two years of employment commencing August 1, 1991 with payments to be made on a deferred basis when adequate funds were determined by the Board of Directors to be available. Unpaid amounts were to bear interest. This liability had been classified as non-current since 1992 as the Board of Directors had not identified adequate funds to satisfy such liability. In addition, various liabilities had been accrued by the Company to reflect claims by parties affiliated with Mr. Landry. In June 1995, the Company settled all claims with Mr. Landry and his affiliates by paying $146,315 and transferring equipment with a net book value of $9,547. Since the liabilities thus discharged were carried at $195,628, a gain on settlement of $39,766 was recorded.

  On December 20, 1994, the Company entered into a Consulting Agreement with Liviakis Financial Communications, Inc. ("Liviakis") pursuant to which Liviakis has undertaken for a two year period to advise and assist the Company with respect to its corporate finance and financial public relations activities including performing on behalf of the Company functions generally associated with corporate investor relations and public relations departments, disseminating information regarding the Company to the investment community and preparing materials relating to the Company. For undertaking the engagement and for its services under the Consulting Agreement, the Company issued to Liviakis 790,000 shares of Common Stock and is paying Liviakis an annual fee of $40,000. Liviakis paid $79,000, or par value, to the Company in connection with the issuance of the shares. The Company's Board of Directors valued these shares, which were issued without registration under the Securities Act of 1933, as amended, at 62.5% of the mean between the bid and asked prices for the Company's Common Stock at the time the Consulting Agreement was executed, or an aggregate of $1,296,000. The Company is charging the cost of the consulting services against income over the term of the Consulting Agreement based upon the expected rate at which effort would be expended by Liviakis over such term in connection with this engagement. During the fiscal year ended August 31, 1995, $1,134,875 was charged against income with respect to the Consulting Agreement.

                   AMENDMENT TO CERTIFICATE OF INCORPORATION

  The Company's Board of Directors has unanimously adopted resolutions to amend the Company's Certificate of Incorporation, subject to stockholder approval, to increase the number of authorized shares of Common Stock from 25,000,000 shares to 50,000,000 shares, declaring the advisability of such an amendment, and directing that the proposed amendment be considered at the Annual Meeting of Stockholders. The resolution setting forth the text of the proposed amendment is as follows:

  RESOLVED, that paragraph (a) of Article Fourth of this Corporation's Certificate of Incorporation be amended to read in its entirety as follows:

    (a) The total number of shares of all classes of stock which the Corporation shall have authority to issue is fifty-five million
  (55,000,000), consisting of:

      (1) Five million (5,000,000) shares of Preferred Stock, par value ten cents ($.10) per share (the "Preferred Stock"); and

      (2) Fifty million (50,000,000) shares of Common Stock, par value ten cents ($.10) per share (the "Common Stock").

  If the proposed amendment is adopted by the stockholders, the Company plans to file a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware promptly following the Annual Meeting of Stockholders. The amendment will be effective upon filing. The additional shares of Common Stock would become part of the existing class of Common Stock, and additional shares, when issued, would have the same rights and privileges as the shares of Common Stock now issued and outstanding.

  On September 30, 1995, none of the authorized shares of Preferred Stock were outstanding, and of the 25,000,000 authorized shares of Common Stock, 10,834,063 shares were outstanding, 4,927,977 shares were reserved for issuance upon exercise of outstanding stock purchase warrants, 1,550,000 shares were reserved for issuance upon satisfaction of various conditions related to the development of oil and gas projects that the Company is pursuing, 750,000 shares were reserved for issuance in connection with a pending acquisition of an oil and gas project, 400,000 shares were reserved for issuance upon exercise of outstanding stock options, and 34,481 shares were reserved for issuance under the Company's Securities Compensation Plan. The remaining 6,503,479 shares of authorized Common Stock were neither issued nor subject to reservation.

  The increase in the number of authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the future growth and needs of the Company. While except as otherwise noted herein the Company has no present plans, agreements, or commitments for the reservation or issuance of additional shares of Common Stock, the Board believes that the availability of additional shares will afford the Company greater flexibility in considering possible future issuances of such shares for various corporate purposes. Such purposes might include, without limitation, payment of part or all of the consideration required in connection with the acquisition of interests in oil and gas properties, on going businesses or other assets; obtaining additional equity capital to strengthen the Company and permit the expansion or development of business opportunities; establishment of employee benefit programs to enable the Company to retain and attract qualified personnel; and satisfaction of various obligations of the Company.

  In the event the stockholders approve the 1995 Long-Term Incentive Plan, as described later in this Proxy Statement under "Approval of the 1995 Long-Term Incentive Plan", the Board of Directors intends to reserve 1,500,000 shares of Common Stock for issuance under such plan. The Company has estimated that it will require a net cash outlay in the range of $20,000,000 to $25,000,000 during the fiscal year ending August 31, 1996 in connection with the development of oil and gas projects in which the Company has or expects to acquire an interest as of the date of this Proxy Statement and anticipates financing at least a portion of the development costs of such projects through the issuance of shares of Common Stock or securities convertible into such shares. While the Company is engaged in discussions regarding such financing, the Company has not undertaken any obligations with respect thereto as of the date of this Proxy Statement. Although the Company has some flexibility in postponing or reducing cash outlays by revising project programs or delaying specific actions, a limitation on the availability of authorized but unissued and unreserved shares of Common Stock could seriously impair the Company's ability to pursue its projects effectively. The Company has also utilized shares of Common Stock as the principal form of consideration provided in the transactions through which it has acquired its principal oil and gas projects and anticipates the continued use of shares of Common Stock for that purpose. A limitation on the availability of authorized but unissued and unreserved shares of Common Stock could also seriously impair the Company's ability to acquire additional oil and gas projects and properties.

  Any issuance of additional shares of Common Stock would be in the discretion of the Board, as it has the authority to determine, subject to applicable law and NASDAQ Stock Market regulations (which require stockholder approval for the issuance of shares in certain circumstances), whether, when and on what terms to issue shares of Common Stock. The additional shares will thus be available for issuance from time to time without further action by the stockholders, thereby enabling the Company to avoid the delays and expenses attendant to obtaining further stockholder approval and providing the Company with the flexibility needed to act promptly when business opportunities or propitious market conditions for financing present themselves. The additional shares of Common Stock may be issued without first offering such shares to the stockholders, since stockholders do not have preemptive rights with respect to the Common Stock. Except where shares are issued on a pro-rata basis to all stockholders (such as in a stock dividend or stock split), the issuance of additional shares of Common Stock, including issuances upon conversion of securities convertible into Common Stock, would reduce the proportionate ownership interests in the Company held by current stockholders.

  The availability for issuance of additional shares of Common Stock could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, thereby diluting the proportionate ownership interest of a party interested in obtaining control of the Company. This effect would be particularly pronounced if the shares were issued to a party or parties supportive of the then current management. The Company is not aware of anyone seeking to accumulate Common Stock or obtain control of the Company and has no present intention to use additional authorized shares to deter a change in control.

  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote thereon is required for the adoption of the proposed amendment to the Company's Certificate of Incorporation. Abstentions and broker non-votes have the effect of a vote against the proposal.

  The Board unanimously recommends a vote FOR the proposal to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock.

                 APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN

  The Board of Directors has determined that it is advisable and in the best interest in the Company and its stockholders to provide incentive for the encouragement of the highest level of performance by selected employees, directors, consultants and advisors of the Company and its subsidiaries by enabling such persons to acquire a proprietary interest in the Company by ownership of its stock through the exercise of stock options and stock appreciation rights. Accordingly, the Board of Directors has approved the 1995 Long-Term Incentive Plan (the "Plan"), subject to stockholder approval at the Annual Meeting, pursuant to which up to 1,500,000 shares of Common Stock may be issued upon the exercise of stock options and stock appreciation rights granted to eligible participants. The following summary of the principal provisions of the Plan is subject to the full text thereof. A copy of the Plan may be obtained from the Company by any stockholder upon written request.

PURPOSE OF THE PLAN

  The purpose of the Plan is to further the interests of the Company by enabling employees, directors, consultants and advisors of the Company and its subsidiaries, upon whose judgment, initiative and effort the Company is dependent, to acquire a proprietary interest in the Company by ownership of its stock through the exercise of stock options and stock appreciation rights ("Awards") granted under the Plan. The Company believes that the Plan will enable it to attract and retain participants' services and motivate participants to increase the Company's value, and that the Plan will provide the Company with flexibility in compensating such participants.

SECURITIES SUBJECT TO THE PLAN

  The Plan authorizes the issuance of up to 1,500,000 shares of the Company's Common Stock in connection with Awards granted under the Plan. In the event of any change in the number of outstanding shares of the Common Stock by reason of recapitalization, reclassification, stock dividend, stock split, or combination of shares or other similar transactions, appropriate and proportionate adjustment will be made in the number of shares to which the Plan and outstanding Awards relate and the exercise price of Awards.

ADMINISTRATION

  The Plan may be administered either by the Board of Directors or by a Committee consisting of at least two directors appointed by the Board of Directors who are "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). As used herein, the term "Committee" includes the Board of Directors if it is then administering the Plan. The Committee has full authority, subject to the provisions of the Plan, to grant Awards, to designate the recipients of Awards and terms of the Awards, to establish rules and regulations which it may deem appropriate for the proper administration of the Plan, and to interpret and make determinations under the Plan. Members of the Committee serve at the discretion of the Board.

ELIGIBILITY

  Awards may be granted to persons who are employees, directors, consultants and advisors of the Company or any subsidiary of the Company, provided that non-employee directors of the Company are only eligible to receive non-discretionary automatic option grants as described below under "Automatic Option Grants to Non-Employee Directors." The terms "consultant" and "advisor" are not defined in the Plan. While such terms are generally considered to refer to persons who render services or advice in a capacity other than as an employee, it will be the responsibility of the Committee to construe and interpret such terms on a case by case basis. Awards are not transferable or assignable other than by will or by the laws of descent and distribution.

  At December     , 1995, the Company had      employees, six directors
(including      non-employee directors) and      consultants and advisors who
are eligible to receive Awards under the Plan.

TERMS AND CONDITIONS OF OPTIONS

  Options granted under the Plan may be either incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or non-qualified stock options ("Non-qualified Options"). Incentive Options may be granted only to persons who are employees of the Company or any subsidiary of the Company.

  Options granted under the Plan expire on such date as is determined by the Committee, unless earlier terminated as provided in the Plan; provided, however, that, Incentive Options may expire no later than ten years after the grant date (five years with respect to optionees who are more than ten percent stockholders of the Company) and options granted to persons who are domiciled in the United Kingdom and subject to taxation therein may consent to have their options expire no later than seven years from the date of grant.

  An option is exercisable at such times as are determined by the Committee on the grant date. The purchase price for shares to be issued upon exercise of an option is determined by the Committee at the time of grant, but with respect to an Incentive Option such price may not be less than 100% of the fair market value (as defined in the Plan) of the Common Stock on the grant date (110% of the fair market value with respect to optionees who are more than ten percent stockholders of the Company).

  No optionee may receive in any year Incentive Options, whether under the Plan or any other plan of the Company, to purchase the Company's Common Stock if the aggregate fair market value (determined at the time the Incentive Option is granted) of Common Stock for which Incentive Options are exercisable for the first time during any calendar year exceeds $100,000.

  The exercise price of an option is payable in full at the time of delivery of the shares, in cash or, at the option of the Committee, in shares of the Company's Common Stock, by full recourse promissory note, or by waiver of compensation due or accrued for services rendered. The use of Common Stock as payment for the exercise of an option also enables an optionee to "pyramid" his options; that is, to automatically apply the shares received upon the exercise of a portion of an option to satisfy the exercise price for additional portions of the option. The effect of pyramiding is to allow an optionee to deliver a relatively small number of shares in satisfaction of the exercise price of a greater number of shares under the option. The promissory notes must provide for interest at a rate sufficient to avoid imputation of income under the Code and will contain such other terms and conditions as the Committee deems appropriate, provided that promissory notes of non-employees must be adequately secured by collateral other than the shares purchased.

  If an optionee ceases to be an employee, director, consultant or advisor for any reason other than death, permanent disability (as defined in the Plan) or termination for cause (as defined in the Plan), the option expires on the earlier of no later than three months from the date of termination of employment or expiration of the term of the option. Upon the death or permanent disability of an optionee while an employee, director, consultant or advisor, the option expires on the earlier of no later than one year from the date of death or permanent disability or expiration of the term of the option. If an optionee's relationship with the Company is terminated for cause, the option expires on the date of such termination. During the period between termination of the optionee's relationship and expiration of the option, the option may be exercised only to the extent that it was exercisable on the date of such termination. The foregoing provisions regarding early expiration of options upon termination of an optionee's relationship with the Company may be varied by the Committee with respect to Non-qualified Options.

  These and other terms and conditions of the options will be set forth in an agreement to be entered into between the Company and the optionee at the time an option is granted.

AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

  Non-employee directors of the Company are ineligible to receive Awards under the Plan except pursuant to a Sub-Plan which provides for automatic grants of Non-qualified Options to non-employee directors. Pursuant to the Sub-Plan, Non-qualified Options will be automatically granted to non-employee directors on each of the following dates and in the amounts indicated:

    (i) on each date a non-employee director is first elected to the Board of Directors, an option for 7,500 shares;

    (ii) on the date of each Annual Meeting of Stockholders, an option for 7,500 shares; and

    (iii) on the date a non-employee director is elected or re-elected as Chairman of the Board, an option for 7,500 shares.

  The exercise price of each option must be equal to 100% of the fair market value of the Common Stock on the date the option is granted. Each option is 100% vested in the six month anniversary of the date of grant. Options expire on the first to occur of three years from the date of grant or the first anniversary of the date the director ceases to be a director for any reason. The Sub-Plan is administered by the Board of Directors. Except as specifically set forth in the Sub-Plan, the options will be subject to the terms and conditions of the Plan applicable to Non-qualified Options.

  Currently, Robert A. Halpin and Stanley D. Heckman are eligible to participate in the Sub-Plan. If the Sub-Plan had been in effect during the last fiscal year, each of Messrs. Halpin and Heckman would have received options for 7,500 shares at an exercise price of $5.8125 per share when they were elected directors on March 4, 1995.

STOCK APPRECIATION RIGHTS

  A stock appreciation right ("SAR") entitles the holder to receive a payment in cash and/or Common Stock, in the Committee's discretion, equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price of the SAR. The Committee establishes the exercise price and vesting schedule of the SAR at the date of grant. Unless otherwise specifically provided in a participant's agreement, an SAR expires on the first to occur of (i) the tenth anniversary of the date the SAR was granted;
(ii) 30 days (subject to extension) after the holder ceases to be an employee, director, consultant or advisor for any reason other than death, permanent disability or termination for cause; (iii) six months (subject to extension) after the holder ceases to be an employee, director, consultant or advisor by reason of death or permanent disability; and (iv) the date a holder is terminated as an employee, director, consultant or advisor for cause (as defined in the Plan). During the period between termination of the holder's relationship with the Company and expiration of the SAR, the SAR may only be exercised to the extent that it was vested on the date of such termination.

RESTRICTED STOCK

  As a means of enabling a participant to commence his holding period under Rule 144 of the Securities Act of 1933, as amended, with respect to shares of Common Stock subject to an Award which have not been registered under such Act, the Committee may, in its sole discretion, permit a participant to exercise a non-vested portion of an Award and receive shares of restricted stock upon such exercise which will vest at the same rate as provided in the Award which was exercised. If any Award so exercised expires without becoming fully vested, any restricted stock issued which has not vested must be returned to the Company in exchange for a payment in cash or stock by the Company equal to the exercise price paid for such restricted shares, subject to any legal requirements relating to a corporation's ability to repurchase its securities.

DURATION AND MODIFICATION OF THE PLAN AND AWARDS

  No Awards may be granted under the Plan after         ; provided, however,
that the Board of Directors is empowered to terminate the granting of Awards under the Plan at an earlier date or to amend, extend or otherwise modify the Plan; and provided further that except for adjustments made necessary by changes in the Company's Common Stock, the Board of Directors may not, without stockholder approval, increase the total number of shares issuable under the Plan or change the designation of the class of persons eligible to receive Incentive Options.

  The Committee may modify or amend the terms of outstanding Awards, including a change of the exercise price or acceleration of the vesting of the Award, and it may exchange, cancel or substitute Awards, subject to the consent of the holder of the Award.

  In the event of the Company's liquidation or dissolution, or upon any merger or consolidation in which the Company is not the survivor, the sale or lease of all or substantially all of the business assets of the Company, or the sale of more than 80% of the then outstanding Common Stock of the Company to another corporation or entity, each outstanding Award will terminate on the date of such transaction, subject to the Committee's authority, in its sole discretion, to accelerate the vesting of outstanding Awards or to give advance notice of such event to Plan participants, unless the surviving or acquiring corporation or entity agrees to assume outstanding Awards.

FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is a summary of certain significant federal income tax consequences of the Plan based on currently applicable provisions of the Code and the regulations promulgated thereunder.

  INCENTIVE OPTIONS. No income is recognized by an optionee at the time an Incentive Option is granted, and no income is recognized by an optionee upon his exercise of the option (although the difference between the fair market value of the shares on the date of exercise and the option price is an item of tax preference for purposes of the alternative minimum tax). If the optionee makes no disposition of the shares received upon exercise of the option within two years from the date the option was granted and one year from the date the shares were issued to him upon exercise of the option, he will recognize capital gain or loss when he disposes of his shares. Such gain or loss will be long-term and will be measured by the difference between the option price and the amount received for the shares at the time of disposition.

  If the optionee disposes of shares acquired upon exercise of an Incentive Option before the expiration of the applicable holding periods, any gain recognized from such disqualifying disposition will be taxable as ordinary income in the year of disposition generally to the extent that the lesser of the fair market value of the shares on the date the option was exercised or the amount realized upon such disposition exceeds the option price. Any additional gain recognized upon such a disposition will be treated as long-term or short-term capital gain, depending upon whether the shares have been held for more than one year.

  According to proposed Treasury regulations, in general, no gain or loss will be recognized by an optionee who uses shares of stock to exercise an Incentive Option. A number of new shares of stock acquired equal to the number of shares surrendered will have a basis and holding period equal to those of the shares surrendered. To the extent new shares of stock acquired pursuant to the exercise of the option exceed the number of shares of stock surrendered, such additional shares will have a zero basis and will have a holding period beginning on the date the option is exercised. Any disqualifying disposition of stock acquired through the surrender of other shares of stock will be deemed to be a disposition of the stock with the lowest basis first.

  The use of stock acquired through exercise of an Incentive Option to exercise an Incentive Option will constitute a disqualifying disposition with respect to such stock if the applicable holding period requirement has not been satisfied. This provision is intended to prevent the "pyramiding" of Incentive Options.

  NON-QUALIFIED OPTIONS. An optionee recognizes no income at the time a Non-qualified Option is granted under the Plan. At the time of exercise of a Non-qualified Option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price; provided, however, that if an optionee who is subject to the provisions of Section 16(b) ("Section 16(b)") of the Securities Exchange Act of 1934 (an executive officer, director or 10% shareholder) exercises a Non-qualified Option within six months of the date of grant, such optionee will recognize ordinary income on the date which is six months after the date of grant unless he makes an election under Section 83(b) of the Code ("83(b) election") to recognize income at the date of exercise.

  An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of a Non-qualified Option in an amount equal to the difference between the amount realized and the tax basis of such shares, which will equal the option price paid plus the amount included in the employee's income by reason of the exercise of the option; provided, however, that if the optionee is subject to Section 16(b) and sells shares received upon exercise of a Non-qualified Option within six months of the date of grant, such optionee will recognize ordinary income based on the fair market value of the shares on the date which is six months after the date of grant unless he makes an 83(b) election to recognize income on the date the shares were sold. Provided such shares are held as a capital asset, such gain or loss will be long-term or short-term capital gain or loss depending upon whether the shares have been held for more than one year.

  No gain or loss will be recognized by an optionee who uses shares of stock to exercise a Non-qualified Option. A number of the shares acquired equal to the number of shares surrendered will have a tax basis and holding period equal to those of the shares surrendered. The optionee will recognize ordinary income in an amount equal to the fair market value of the additional shares acquired at the time of exercise (or, if the optionee is subject to Section 16(b) and exercises the option within six months of the date of grant, on the date which is six months after the date of grant unless the optionee makes an 83(b) election to recognize income at the date of exercise). Such additional shares will be deemed to have been acquired on such date and will have a tax basis equal to their fair market value on such date.

  STOCK APPRECIATION RIGHTS. A holder recognizes no income at the time an SAR is granted under the Plan. In the case of an SAR settled in cash, when the SAR is exercised the holder will recognize ordinary income in an amount equal to the cash received. Alternatively, in the case of an SAR settled in shares of Common Stock, the holder will recognize ordinary income in an amount equal to the fair market value of the shares acquired at the time of exercise (or, if the recipient is subject to Section 16(b) and exercises the SAR within six months of the date of grant, on the date which is six months after the date of grant unless the holder makes an 83(b) election to recognize income at the date of exercise). Such shares will be deemed to have been acquired on such date and will have a tax basis equal to their fair market value on such date.

  RESTRICTED STOCK. In the case of an exercise of an Award payable in restricted shares of Common Stock, generally the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date the shares are freely tradable and no longer subject to a substantial risk of forfeiture over the amount paid for such shares, if any, unless the recipient makes an 83(b) election to recognize income at the date of exercise. Such shares will be deemed to have been acquired on such date and will have a tax basis equal to their fair market value on such date.

  COMPANY TAX DEDUCTIONS. In the case of Incentive Options, the Company will not be allowed a deduction for federal income tax purposes at the time an Incentive Option is granted or exercised. At the time of a disqualifying disposition by an optionee of shares received pursuant to the exercise of an Incentive Option, the Company will be entitled to a deduction to the extent that the optionee recognizes ordinary income as a result of such disposition.

  In the case of Non-qualified Options or SARs, the Company will be entitled to a deduction for federal income tax purposes in the same amount as the individual recognizes ordinary income in connection with the exercise of a Non-qualified Option or SAR. In the case of an Award payable in restricted stock, the Company will be entitled to a deduction for federal income tax purposes in the same amount as the individual recognizes ordinary income in connection with the receipt of the restricted stock.

  The Company's deduction described above is subject to the individual's corresponding income being "reasonable compensation" for purposes of deductions under the Code.

  The Company has the right to withhold sums required by federal, state, and/or local tax laws to be withheld with respect to the exercise of any Non-qualified Option or SAR from sums owing to the individual exercising such Award or, in the alternative, may require the individual exercising the Award to pay such sums to the Company prior to or in connection with such exercise. The Committee, in its sole discretion, may allow a participant to satisfy such tax withholding obligations by withholding from the shares receivable upon the exercise of a Non-qualified Option or SAR settled in shares a number of shares having an aggregate fair market value equal to the amount to be withheld.

  Code Section 162(m), enacted in 1993, precludes a public corporation from taking a deduction in 1994 and subsequent years for compensation in excess of $1 million for its chief executive officer or any of its other four highest paid officers. Based on the current market price of the Company's

Common Stock, the Company does not believe that any compensation derived from the exercise of Awards granted under the Plan, together with other compensation paid to the Company's executive officers, will exceed $1 million in any year for each such officer. If, however, it appears that such limit could be exceeded at any time in the future, the Company's Board of Directors will determine what action, if any, at that time would be appropriate in light of Section 162(m).

VOTE REQUIRED

  The affirmative vote of a majority of the shares represented and entitled to vote at the Meeting is necessary for the approval of the Plan. Abstentions are counted in tabulations of the votes cast and therefore have the effect of a vote against the proposal, whereas broker non-votes are not counted and have no effect on the vote.

  The Board unanimously recommends that the stockholders vote FOR approval of the Plan.

                   RATIFICATION OF SELECTION OF INDEPENDENT
                              PUBLIC ACCOUNTANTS

  The Board of Directors has selected Coopers & Lybrand L.L.P., independent public accountants, to audit the financial statements of the Company for the year ending August 31, 1996 and to perform other appropriate services. Coopers & Lybrand L.L.P. audited the Company's financial statements for the fiscal year ended August 31, 1995. Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

  The Board of Directors recommends a vote FOR ratification of such selection. In the event of a negative vote on such ratification, the Board of Directors will select another firm of independent accountants. This proposal requires for approval the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote. Abstentions have the effect of a vote against the proposal and broker non-votes have no effect on the vote.

  Due to the expansion of the Company's business to include the acquisition of oil and gas properties in various countries, the Board of Directors determined on September 8, 1994 that it would be appropriate to engage an accounting firm with worldwide capabilities and, accordingly, dismissed Cross and Robinson as the Company's principal accounting firm. Cross and Robinson had been the Company's principal accounting firm for the fiscal years ended October 31, 1993 and 1992. On September 13, 1994, the Company engaged Coopers & Lybrand L.L.P. as its principal accounting firm.

  In connection with the audits of the two fiscal years ended October 31, 1993 and the subsequent interim period through September 8, 1994, there were no disagreements with Cross and Robinson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Cross and Robinson to make reference in connection with their opinion to the subject matter of the disagreement.

  Except for an explanatory paragraph describing an uncertainty about the Company's ability to continue as a going concern, the audit reports of Cross and Robinson on the Company's financial statements as of and for the years ended October 31, 1993 and 1992 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                             STOCKHOLDER PROPOSALS

  Any stockholder intending to submit to the Company a proposal for inclusion in the Company's Proxy Statement and proxy for the 1997 Annual Meeting must submit such proposal so that it is received by the Company no later than
     , 1996.

                            DISCRETIONARY AUTHORITY

  While the Notice of Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. The enclosed proxy gives discretionary authority, however, in the event any additional matters should be presented.

                                                    SUSAN E. PALMER
                                                       Secretary

December     , 1995

PRELIMINARY COPY

--------------------------------------------------------------------------------
                           FOUNTAIN OIL INCORPORATED
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                FEBRUARY 6, 1996
  The undersigned hereby constitutes and appoints ROBERT A. HALPIN, OISTEIN NYBERG and NILS N. TRULSVIK, and each of them, the attorneys and proxies of the undersigned with full power of substitution to appear and to vote all of the shares of Common Stock of Fountain Oil Incorporated held of record by the undersigned on December 14, 1995 at the Annual Meeting of Stockholders to be held on February 6, 1996, or any adjournment thereof, as designated below:

(1) ELECTION OF DIRECTORS:

    [_] FOR all nominees
        (except as indicated to the contrary below)

    [_] WITHHOLD AUTHORITY
        to vote for all nominees listed below

   Einar Bandlien, Robert A. Halpin, Stanley D. Heckman, Eugene J. Meyers,
                       Oistein Nyberg, Nils N. Trulsvik

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
--------------------------------------------------------------------------------
(2) To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 50,000,000 shares.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

(3) To approve the 1995 Long-Term Incentive Plan which provides for the issuance of up to 1,500,000 shares of Common Stock in connection with the grant of stock options or stock appreciation rights to employees, directors, consultants and advisors of the Company.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

(4) To ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent accounting firm.

                     [_] FOR    [_] AGAINST    [_] ABSTAIN

(5) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
    THEREOF.
                   (Continued and to be signed on other side)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FOUNTAIN OIL INCORPORATED. IF NO VOTE IS INDICATED, THIS PROXY WILL BE VOTED WITH AUTHORITY FOR THE ELECTION OF THE DIRECTORS AND FOR ALL OTHER PROPOSALS.

  YOU ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THIS PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                                Dated: __________________________________, 1996


                                _______________________________________________
                                                 Signature(s)


                                _______________________________________________

                                         IMPORTANT: Please sign exactly as
                                         your name or names appear on this
                                         proxy, and when signing as an
                                         attorney, executor, administrator,
                                         trustee or guardian, give your full
                                         title as such. If the signatory is a
                                         corporation, sign the full corporate
                                         name by duly authorized officer, or
                                         if a partnership, sign in partnership
                                         name by authorized person.
--------------------------------------------------------------------------------

                           FOUNTAIN OIL INCORPORATED


                         1995 LONG-TERM INCENTIVE PLAN


             (EFFECTIVE ___________________________________, 1995)

                TABLE OF CONTENTS

1.  PURPOSE                                      1

2.  DEFINITIONS                                  1

    (a) "Award"                                  1

    (b) "Award Agreement"                        1

    (c) "Board"                                  1

    (d) "Code"                                   1

    (e) "Committee"                              1

    (f) "Common Stock"                           1

    (g) "Compensation Committee"                 1

    (h) "Corporation"                            1

    (i) "Director"                               1

    (j) "Employee"                               2

    (k) "Exchange Act"                           2

    (l) "Exercise Price"                         2

    (m) "Fair Market Value"                      2

    (n) "For Cause"                              2

    (o) "Incentive Stock Option"                 3

    (p) "Non-qualified Stock Option"             3

    (q) "Option"                                 3

    (r) "Participant"                            3

    (s) "Plan"                                   3

    (t) "Purchase Price"                         3

    (u) "Pyramiding"                             3

    (v) "Reload"                                 3

    (w) "Share"                                  3

    (x) "Stock Appreciation Right"               4

    (y) "Subsidiary"                             4

    (z) "Ten Percent Stockholder"                4

    (aa) "Total and Permanent Disability"        4

    (bb) "Vest" or "Vesting"                     4

    (cc) "Voting Power"                          4

3.  EFFECTIVE DATE                               5

4.  ADMINISTRATION                               5

    (a)  Administration by the Board or
          the Committee                          5

                TABLE OF CONTENTS

    (b)  Composition of the Committee            5

    (c)  The Committee                           5

    (d)  Powers of the Committee                 5

    (e)  Committee's Interpretation of the Plan  7

5.  PARTICIPATION                                7

    (a) Eligibility for Participation            7

    (b)  Eligibility for Awards                  7

6.  SHARES OF STOCK OF THE CORPORATION           7

    (a) Shares Subject to This Plan              7

    (b) Adjustment of Shares                     7

    (c) Awards Not to Exceed Shares Available    8

7.  TERMS AND CONDITIONS OF OPTIONS              8

    (a) Eligibility for Incentive Stock
        Options                                  8

    (b) Award Agreements                         8

    (c) Number of Shares Covered by an Option    8

    (d) Exercise of Options                      8

    (e) Vesting of Options                       8

    (f) Term and Expiration of Options           9

    (g) Exercise Price                           9

    (h) Medium and Time of Payment of
        Purchase Price                          10

    (i) Nontransferability of Options           10

    (j) Termination of Employee, Director,
        Independent Contractor or Consultant
        Status for Any Reason Other Than
        Death, Total and Permanent Disability
        or For Cause                            10

    (k) Death of Participant                    11

    (l) Total and Permanent Disability of
        Participant                             11

    (m) Termination For Cause                   12

    (n) Rights as a Stockholder                 12

    (o) Modification, Extension, and Renewal
        of Options                              12

    (p) Other Provisions                        12

    (q) No Disqualification of Incentive
        Stock Options                           12

    (r) Limitation on Incentive Stock Options   13

8.  STOCK APPRECIATION RIGHTS                   13

    (a) Stock Appreciation Right Award
        Agreements                              13

    (b) Number of Shares Covered by a Stock
        Appreciation Right                      13

                TABLE OF CONTENTS

    (c) Stock Appreciation Rights Issued and
        Exercised Without Payment of
        Consideration                           13

    (d) Exercise of Stock Appreciation Rights   13

    (e) Vesting                                 13

    (f) Term and Expiration of Stock
        Appreciation Rights                     14

    (g) Exercise and Settlement of a Stock
        Appreciation Right                      14

    (h) Nontransferability of Stock
        Appreciation Rights                     14

    (i) Termination of Employee, Director,
        Independent Contractor or Consultant
        Status for any Reason Other Than
        Death, Total and Permanent Disability
        or For Cause                            15

    (j) Death of Participant                    15

    (k) Total and Permanent Disability of
        Participant                             16

    (l) Termination For Cause                   16

    (m) Rights as a Stockholder                 16

    (n) Modification, Extension, and Renewal
        of Stock Appreciation Rights            16

    (o) Other Provisions                        16

9.  TERM OF PLAN                                17

10. RECAPITALIZATION, DISSOLUTION, AND
    CHANGE OF CONTROL                           17

    (a) Recapitalization                        17

    (b) Dissolution                             17

    (c) Determination by the Committee          18

    (d) Limitation on Rights of Participants    18

    (e) No Limitation on Rights of
        Corporation                             18

11. SECURITIES LAW REQUIREMENTS                 18

    (a) Legality of Issuance                    18

    (b) Restrictions on Transfer;
        Representations of Participant;
        Legends                                 18

    (c) Registration or Qualification of
        Securities                              19

    (d) Exchange of Certificates                19

12. EXERCISE OF UNVESTED OPTIONS                19

    (a) Purpose of Section 12                   19

    (b) Exercise of Non-Vested Awards and
        Issuance of Restricted Stock            20

13. AMENDMENT OF THE PLAN                       20

14. PAYMENT FOR SHARE PURCHASES                 21

15. APPLICATION OF FUNDS                        22

18. APPROVAL OF SHAREHOLDERS                    22


                TABLE OF CONTENTS

19. WITHHOLDING OF TAXES                        22

    (a) General                                 22

    (b)Stock Withholding                        22

20. RIGHTS AS AN EMPLOYEE, DIRECTOR,
    INDEPENDENT CONTRACTOR OR CONSULTANT        23

22. INSPECTION OF RECORDS                       23

                           FOUNTAIN OIL INCORPORATED
                         1995 LONG-TERM INCENTIVE PLAN
                         -----------------------------

1.   PURPOSE.
     -------

This Plan is intended to provide employees and directors of Fountain Oil Incorporated ("Corporation") and advisors and consultants rendering services to the Corporation (collectively "Participants") an opportunity to acquire an equity interest in the Corporation. The Corporation intends to use the Plan to attract and retain Participants' services, motivate Participants to increase the Corporation's value, and have flexibility in compensating Participants.

The Plan allows the Corporation to reward Participants with (i) options to purchase shares of common stock of the Corporation, and (ii) stock appreciation rights with respect to shares of common stock of the Corporation. All awards shall be subject to the terms and conditions provided in this Plan.

2. DEFINITIONS.
   -----------

(a)  "Award" shall mean any award granted under the Plan, including any Option
     -------
     or Stock Appreciation Right.

(b)  "Award Agreement" shall mean, with respect to each Award granted to a
     -----------------
     Participant, the signed written agreement between the Corporation and the Participant setting forth the terms and conditions of the Award.

(c)  "Board" shall mean the Board of Directors of the Corporation.
     -------

(d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
     ------

(e)  "Committee" shall mean the committee appointed by the Board in accordance
     -----------
     with Section 4 to administer the Plan, which shall be the Compensation Committee unless the Board appoints a special Committee to administer the Plan, as provided in Section 4(a)(i), or the Board, itself, administers the Plan as provided in Section 4(a)(ii).

(f)  "Common Stock"  shall mean the voting common stock of the Corporation.
     ---------------

(g)  "Compensation Committee" shall mean the Compensation Committee appointed by
     ------------------------
     the Board.

(h)  "Corporation" shall mean Fountain Oil Incorporated.
     -------------

(i)  "Director" shall mean a member of the Board.
     ----------

(j)  "Employee" shall mean any individual who is employed, within the meaning of
     ----------
     Section 3401 of the Code and the regulations thereunder, by the Corporation or any Subsidiary. The Committee shall be responsible for determining when an Employee's period of employment is deemed to be continued during an approved leave of absence.

(k)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
     --------------

(l)  "Exercise Price" shall mean:
     ----------------

(i) With respect to an Option, the price per Share at which the Option may be exercised, as determined by the Committee and as specified in the Participant's Award Agreement; or

(ii) With respect to a Stock Appreciation Right, the price per Share which is the base price for determining the future value of the Stock Appreciation Right, as determined by the Committee and as specified in the Participant's Award Agreement.

(m)  "Fair Market Value" shall mean the value of each Share determined as of any
     -------------------
     specified date as follows:

(i) If the Shares are traded on any recognized United States securities exchange, the value per Share shall be the closing price of the Common Stock on the business day immediately preceding such specified date (or, if there are no sales on that day the last preceding day on which there was a sale) on the principle exchange on which the Common Stock is traded;

(ii) If the Shares are not traded on any United States securities exchange but are traded on any formal over-the-counter quotation system in general use in the United States, the value per Share shall be the mean between the closing bid and asked quotations of the Common Stock on the business day immediately preceding such specified date (or, if there are no such quotations on that day, the last preceding day on which there were such quotations) on the principle system on which the Common Stock is traded; or

(iii) If neither Paragraph (i) nor (ii) applies, the value per Share shall be determined by the Committee in accordance with Section 4(f) in good faith and based on uniform principles consistently applied. Such determination shall be conclusive and binding on all persons.

(n)  "For Cause" shall mean the termination of a Participant's status with the
     -----------
     Corporation as an Employee, Director, advisor or consultant for any of the following reasons, as determined by the Committee in accordance with
     Section 4(d)(xii):

(i) The Participant commits a violation of any law, a breach of any fiduciary duty or an act of dishonesty, fraud, misrepresentation or moral turpitude which may have a material detrimental impact on the Corporation's business or prevent the Participant from effectively performing his or her duties as an Employee, Director, advisor or consultant for the Corporation; or

(ii) The Participant, as determined in the sole discretion of the Committee, willfully and habitually neglects to perform the duties which the Participant is required to perform for the Corporation or performs such duties other than in good faith and the Participant fails to correct such conduct within ten (10) days following the Corporation's delivery to the Participant of a written notice describing such conduct; or

(iii) The Committee determines that the reason for terminating the Participant's status with the Corporation constitutes "for cause" under the Corporation's policies or under any contract between the Participant and the Corporation.

(o)  "Incentive Stock Option" shall mean an Option of the type which is
     ------------------------
     described in Section 422(b) of the Code.

(p)  "Non-qualified Stock Option" shall mean an Option which is not of the type
     ----------------------------
     described in Section 422(b) or 423(b) of the Code.

(q)  "Option" shall mean any Option which is granted pursuant to the Plan to
     --------
     purchase Shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-qualified Stock Option.

(r)  "Participant" shall mean any individual to whom an Award has been granted
     -------------
     under the Plan, and such term shall include where appropriate the duly appointed conservator or other legal representative of a mentally incompetent Participant and the allowable transferee of a deceased Participant as provided Sections 7(i) and/or 8(h).

(s)  "Plan" shall mean this Fountain Oil Incorporated 1995 Long-Term Incentive
     ------
     Plan, as amended.  The Plan is effective ________________________, 1995.

(t)  "Purchase Price" shall mean, at any specified time, the Exercise Price of
     ----------------
     an Option to purchase one Share times the number of Shares subject to such Option being exercised.

(u)  "Pyramiding" shall mean, if the Committee in its sole discretion permits, a
     ------------
     Participant's payment, in whole or in part, of the Exercise Price of an Option made by exchanging a Share or Share(s) of Common Stock that the Participant had acquired pursuant to the exercise of another Option during the preceding six months (under this Plan or any other plan or program of the Corporation) or had otherwise acquired from the Corporation during the preceding six months without paying full consideration for such Share(s).

(v)  "Reload" shall mean the grant of new Options to a Participant who exercises
     --------
     an Option with previously acquired Shares, with the number of new Options being equal to the number of Shares the Participant submits to the Corporation to pay for Options just exercised.

(w)  "Share" shall mean one authorized share of Common Stock.
     -------

(x)  "Stock Appreciation Right" shall mean a right issued to a Participant to
     --------------------------
     receive all or any portion of the future appreciation in the Fair Market Value of one Share of Common Stock over the Exercise Price of such right. A Stock Appreciation Right may be settled in cash or Shares in accordance with the terms and conditions set forth in Section 8.

(y)  "Subsidiary" shall mean any corporation (other than the Corporation) in an
     ------------
     unbroken chain of corporations beginning with the Corporation if, at the time of granting an Option, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the voting power in one of the other corporations in such chain.

(z)  "Ten Percent Stockholder" shall mean, for purposes of granting Incentive
     -------------------------
     Stock Options, any person who owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of outstanding stock of the Corporation or any Subsidiary. For purposes of determining whether a person is a Ten Percent Stockholder:

(i) A person shall be considered the owner of stock that is owned, directly or indirectly, by or for his or her brothers or sisters, spouse, ancestors, and lineal descendants;

(ii) Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionally by or for its shareholders, partners or beneficiaries, respectively; and

(iii) The term "outstanding stock" shall include all shares of stock actually issued and outstanding, but shall not include any shares of stock subject to stock options.

(aa) "Total and Permanent Disability" shall mean with respect to a Participant
     --------------------------------
     who is either an Employee or Director:

(i) The mental or physical disability, either occupational or non-occupational in cause, which satisfies the definition of "total disability" in the disability policy or plan provided by the Corporation covering the Participant; or

(ii) If no such policy or plan is then covering the Participant, the mental or physical disability which, in the opinion of the Committee, on the basis of medical evidence satisfactory to it, prevents the Participant from indefinitely performing the principle duties of the position the Participant performed when the disability commenced.

(bb) "Vest" or "Vesting" shall mean the date, event or act prior to which an
     -------------------
     Award, in whole or in part, is not exercisable, and as a consequence of which the Award, in whole or in part, becomes exercisable for the first time.

(cc) "Voting Power" shall mean the total combined rights to cast votes at
     --------------
     elections for members of the Corporation's Board of Directors.

3.        EFFECTIVE DATE.
          --------------

The Plan was adopted by the Corporation effective
_______________________________, 1995, subject to the approval of the
Corporation's shareholders in accordance with Section 18.

4.        ADMINISTRATION.
          ---------------

(a)  Administration by the Board or the Committee.
     ---------------------------------------------

The Board may appoint the Compensation Committee as the Committee to administer the Plan, provided all members of the Compensation Committee satisfy the criteria set forth in Section 4(b). If any member of the Compensation Committee does not satisfy all such criteria, the Board may appoint a special Committee, consisting solely of persons who satisfy all such criteria, to administer the Plan. In the event the Board elects to administer the Plan, the Board shall have the powers and authority otherwise delegated to the Committee in this Plan document and all acts to be performed by the Committee under this Plan shall be performed by the Board.

(b)  Composition of the Committee.
     ----------------------------

If appointed by the Board, the Committee shall consist of not less than two members, all of whom shall be a Director and a "disinterested person" within the meaning of Rule 16b-3(c)(ii)(i) promulgated by the Securities Exchange Commission under the Exchange Act.

(c)  The Committee.
     -------------

(i) The Committee shall hold meetings at such times and places as it may determine. For a Committee meeting, if the Committee has two members, both members must be present to constitute a quorum, and if the Committee has three or more members, a majority of the Committee shall constitute a quorum. Acts by a majority of the members present at a meeting at which a quorum is present and acts approved in writing by all the members of the Committee shall constitute valid acts of the Committee.

(ii) Members of the Committee may vote on any matters affecting the administration of the Plan or the grant of any Award pursuant to the Plan, subject to the remainder of this Section 4(c). No member shall act upon the granting of an Award to himself or herself (except as otherwise specifically allowable under paragraphs (c)(2)(i)(A), (B), or (C) of Rule 16b-3 of the Exchange Act).

(d)  Powers of the Committee.
     -----------------------

On behalf of the Corporation and subject to the provisions of the Plan, the Committee shall have the authority and discretion to:

(i)  Prescribe, amend and rescind rules and regulations relating to the Plan;

(ii) Select Participants to receive Awards;

(iii)  Determine the form and terms of Awards;

(iv) Determine the number of Shares or other consideration subject to Awards;

(v) Determine whether Awards will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Corporation;

(vi) Construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(vii) Correct any defect or omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(viii)  Determine whether an Award has been earned and/or Vested;

(ix) Determine whether a Participant who is either an Employee or a Director has incurred a Total and Permanent Disability;

(x) Accelerate or, with the consent of the Participant, defer the Vesting of any Award and/or the exercise date of any Award;

(xi) Determine if a period of service performed by a consultant, an advisor or a Director is "continuous" for purposes of the Plan;

(xii) Determine whether a Participant's status with the Corporation as an Employee, Director, advisor, or consultant has been terminated For Cause;

(xiii)  Authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Award as made by the Committee;

(xiv) With the consent of the Participant, reprice, cancel and reissue, or otherwise adjust the terms of an Award previously issued to the Participant;

(xv) Determine, upon review of relevant information, the Fair Market Value of the Common Stock ; and

(xvi) Make all other determinations deemed necessary or advisable for the administration of the Plan.

(e)  Committee's Interpretation of the Plan.
     --------------------------------------

The Committee's interpretation and construction of any provision of the Plan, of any Award granted under the Plan, or of any Award Agreement shall be final and binding on all persons claiming an interest in an Award granted or issued under the Plan. No member of the Committee nor any Director shall be liable for any action or determination made in good faith with respect to the Plan, and the Corporation shall indemnify and defend a member of the Committee to the fullest extent provided by law.

5.        PARTICIPATION
          -------------

(a)  Eligibility for Participation.  Subject to the conditions of Section 5(b),
     -----------------------------
     all Employees, Directors, consultants, and advisors of the Corporation are eligible to be selected as Participants by the Committee, in its discretion; provided however, that any Director who is not also an Employee shall participate only in the "Outside Directors Sub-Plan" which has been adopted under this Plan for such outside Directors, as such Sub-Plan may be amended from time-to-time. The Committee's determination of an individual's eligibility for participation shall be final.

(b)  Eligibility for Awards.  The Committee has the authority, in its
     ----------------------
     discretion, to grant Awards to Participants. A Participant may be granted more than one Award under the Plan.

6. SHARES OF STOCK OF THE CORPORATION.
   ----------------------------------

(a)  Shares Subject to This Plan.
     ---------------------------

Awards which are granted or issued under this Plan shall be with respect to the authorized but unissued or reacquired Shares of the Corporation's Common Stock. The aggregate number of Shares which may be issued upon the exercise of Options and/or which may be utilized with respect to Stock Appreciation Rights settled in cash or in Shares under this Plan shall not exceed one million five hundred thousand (1,500,000) Shares, subject to adjustment under Section 10.

(b)  Adjustment of Shares.
     --------------------

In the event of an adjustment described in Section 10, then (i) the number of Shares reserved for issuance under the Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options, (iii) the Exercise Price of and number of Shares with respect to which there are outstanding Stock Appreciation Rights, and (iv) any other factor pertaining to outstanding Awards shall be duly and proportionately adjusted, subject to any required action by the Board or the shareholders of the Corporation and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value, if any, of the Shares.

(c)  Awards Not to Exceed Shares Available.
     -------------------------------------

The number of Shares subject to Awards which have been granted under this Plan at any time during the Plan's term shall not, in the aggregate at any time, exceed the number of Shares authorized for issuance under the Plan. The number of Shares subject to a Stock Appreciation Right that is settled in cash shall count as Shares issued under the Plan and shall not again be available for grant or issuance under the Plan. The number of Shares subject to an Award which expires, is canceled, is forfeited or is terminated for any reason, shall again be available for issuance under the Plan.

7. TERMS AND CONDITIONS OF OPTIONS.
   -------------------------------

(a)  Eligibility for Incentive Stock Options.
     ---------------------------------------

(i) Subject to Section 7(a)(ii), Incentive Stock Options may be granted only to Employees (irrespective of whether an Employee is also a Director). Advisors, consultants and Directors who are not also Employees are not eligible to be awarded Incentive Stock Options.

(ii) Any Employee who is a Ten Percent Stockholder is eligible to be granted an Incentive Stock Option only if: (A) the Exercise Price of each Share subject to such Incentive Stock Option, when granted, is equal to or exceeds 110% of the Fair Market Value of a Share; and (B) the term of the Incentive Stock Option does not exceed five years.

(b)  Stock Option Award Agreements.
     -----------------------------

Each Option shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Option, provided that all such terms shall be subject to and consistent with this Plan.

(c)  Number of Shares Covered by an Option.
     -------------------------------------

Each Option Award Agreement shall state the number of Shares for which the Option is exercisable, subject to adjustment of such Shares pursuant to Section 10.

(d)  Exercise of Options.
     -------------------

Only a Participant may exercise an Option, and the Participant may exercise an Option only on or after the date on which the Option Vests, as provided in
Section 7(e) below, and only on or before the date on which the term of the Option expires, as provided in Section 7(f) below.

(e)  Vesting of Options.
     ------------------

Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which an Option shall Vest, in whole or in part, with respect to all or a specified portion of the Shares covered by such Option. The condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

(f)  Term and Expiration of Options.
     ------------------------------

Subject to Section 7(q), except as otherwise specifically provided in a Participant's Award Agreement, the term of an Option shall expire on the first to occur of the following events:

(i) The tenth anniversary of the date the Option was granted (substituting "fifth anniversary" for "tenth anniversary" for an Incentive Stock Option granted to a Ten Percent Stockholder);

(ii) The date determined under Section 7(j)(ii) for a Participant who ceases to be an Employee, Director, advisor, or consultant of the Corporation for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

(iii) The date determined under Section 7(k) for a Participant who ceases to be an Employee, Director, advisor or consultant of the Corporation by reason of the Participant's death;

(iv) The date determined under Section 7(l) for a Participant who ceases to be an Employee or Director of the Corporation by reason of the Participant's Total and Permanent Disability;

(v) The date determined under Section 7(m) for a Participant who ceases to be an Employee, Director, advisor or consultant For Cause;

(vi) On the effective date of a transaction described in Section 10(b); or

(vii) The expiration date specified in the Award Agreement pertaining to the Option.

(g)  Exercise Price.
     --------------

Each Award Agreement shall state the Exercise Price for the Shares to which the Option pertains, subject to the following conditions:

(i) The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Shares on the date the Option is granted (substituting "110%" for "100%" for any Incentive Stock Option granted to a Ten Percent Stockholder); and

(ii) Notwithstanding Section 7(g)(i) above, the Exercise Price of an Option may not be below the par value, if any, of the Shares.

(h)  Medium and Time of Payment of Purchase Price.
     --------------------------------------------

A Participant may exercise an Option by delivering notice to the Corporation. A Participant exercising an Option shall pay the Purchase Price for the Shares to which such exercise pertains in full in cash (in U.S. dollars) as a condition of such exercise, unless the Committee in its discretion allows the Participant to pay the Purchase Price in a manner allowed under Section 14, so long as the sum of cash so paid and such other consideration equals the Purchase Price. The sequential exercise of an Option through Pyramiding is specifically allowable under the Plan, subject to the consent of the Committee, in its discretion. The granting of Reload Options is also allowable under the Plan, subject to the consent of the Committee, in its discretion.

(i)  Nontransferability of Options.
     -----------------------------

An Option granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, an Option is transferable by the Participant only by will or the laws of descent and distribution.

(j)  Termination of Employee, Director, Advisor or Consultant Status for Any
     -----------------------------------------------------------------------
     Reason Other Than Death, Total and Permanent Disability or For Cause.
     --------------------------------------------------------------------

(i) For purposes of this Section 7(j), Employee, Director, advisor or consultant status will be treated as continuing intact while the Participant is an Employee, Director, advisor or consultant or is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee, in its discretion in accordance with Sections 2(j) or 4(d)(xi). The preceding sentence notwithstanding, for determinations pertaining to Incentive Stock Options, Employee status shall be deemed to terminate on the date that a Participant is no longer eligible to receive an Incentive Stock Option pursuant to Section 7(a).

(ii) If a Participant ceases to be an Employee, Director, advisor or consultant for any reason other than death, Total and Permanent Disability or For Cause, then: (A) the Participant's Options which are not Vested at the time that the Participant ceases to be an Employee, Director, advisor or consultant shall be forfeited; and (B) the Participant's Options which are Vested at the time the Participant ceases to be an Employee, Director, advisor or consultant shall expire at 12:00 Midnight on the 30th day following the date that the Participant ceases to be an Employee, Director, advisor or consultant (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 7(f)), subject to the following:

(A) Pursuant to Section 4(d)(iii), the Committee may provide in a Director's Award Agreement that a longer specified period may be substituted for the thirty-day period described above;

(B) Pursuant to Section 7(o), the Committee may, in its sole discretion, grant an extension of the thirty-day expiration period described above in order to favor a

     Participant, provided that such extension shall be made in writing and shall provide that all unexercised Options shall expire at 12:00 Midnight on the last day of such extension; and

(C) Any unexercised Incentive Stock Option shall in any event expire at 12:00 Midnight on the three month anniversary of the date the Participant ceases to be an Employee.

(k)  Death of Participant.
     --------------------

If a Participant dies while an Employee, Director, advisor or consultant, any Option granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a result of the Participant's death, at any time within six (6) months after the Participant's death (but not beyond the date that the term of the Option would earlier have expired pursuant to Section 7(f) had the Participant's death not occurred), subject to the following:

(i) Pursuant to Section 7(o), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Options shall expire at 12:00 Midnight on the last day of such extension; and

(ii) Any unexercised Incentive Stock Option shall in any event expire at 12:00 Midnight on the one year anniversary of the Participant's death.

(l)  Total and Permanent Disability of Participant.
     ---------------------------------------------

If a Participant ceases to be an Employee or Director as a consequence of Total and Permanent Disability, any Option granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or Director or became Vested as a result of Participant's Total and Permanent Disability, at any time within six (6) months after such date (but not beyond the date that the term of the Option would earlier have expired pursuant to 7(f) had the Participant's Total and Permanent Disability not occurred), subject to the following:

(i) Pursuant to Section 7(o), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that any unexercised Option shall expire at 12:00 Midnight on the last day of such extension; and

(ii) Any unexercised Incentive Stock Option shall expire at 12:00 Midnight on the one year anniversary of the date the Participant ceases to be an Employee by reason of Total and Permanent Disability.

(m)  Termination For Cause.
     ----------------------

If a Participant ceases to be an Employee, Director, advisor or consultant For Cause, any Vested Option granted to the Participant may be exercised no later than 12:00 Midnight on the date such termination For Cause occurs.

(n)  Rights as a Stockholder.
     -----------------------

A Participant shall have no rights as a stockholder of the Corporation with respect to any Shares for which an Option is exercisable or has been exercised until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

(o)  Modification, Extension, and Renewal of Options.
     -----------------------------------------------

Within the limitations of the Plan, the Committee may, in its discretion, modify, extend or renew any outstanding Option or accept the cancellation of outstanding Options for the granting of a new Option in substitution therefore. Notwithstanding the preceding sentence, no modification of an Option shall:

(i) Without the consent of the Participant, alter or impair any rights or obligations under any Option previously granted or cause an Incentive Stock Option previously granted to fail to satisfy all the conditions required to qualify as an Incentive Stock Option; or

(ii) Exceed or otherwise violate any limitation set forth in this Section 7.

(p)  Other Provisions.
     ----------------

An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

(i)  Restrictions on the exercise of the Option;

(ii) Submission by the Participant of such forms and documents as the Committee may require; and/or

(iii) Procedures to facilitate the payment of the Exercise Price of an Option under any method allowable under Section 14.

(q)  No Disqualification of Incentive Stock Options.
     ----------------------------------------------

Notwithstanding any other provision of the Plan, the Plan shall not be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, disqualify any Incentive Stock Option under Section 422 of the Code (except as provided in Section 7(r)).

(r)  Limitation on Incentive Stock Options.
     -------------------------------------

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of such Incentive Stock Option's date of grant) of all Shares with respect to which a Participant's Incentive Stock Options become Vested during any calendar year (under the Plan and under other incentive stock option plans of the Corporation, if any) shall not exceed US$100,000. Any purported Incentive Stock Options in excess of such limitation shall be recharacterized as Non-qualified Stock Options.

8. STOCK APPRECIATION RIGHTS.
   -------------------------

(a)  Stock Appreciation Right Award Agreements.
     -----------------------------------------

Each Stock Appreciation Right shall be evidenced by a written Award Agreement which shall set forth the terms and conditions pertaining to such Stock Appreciation Right, provided that all such terms shall be subject to and consistent with this Plan.

(b)  Number of Shares Covered by a Stock Appreciation Right.
     -------------------------------------------------------

Each Stock Appreciation Right Award Agreement shall state the number of Shares to which it pertains and the Exercise Price which is the basis for determining future appreciation, subject to adjustment pursuant to Section 10.

(c)  Stock Appreciation Rights Issued and Exercised Without Payment of
     -----------------------------------------------------------------
     Consideration.
     -------------

A Stock Appreciation Right shall be issued to and exercised by a Participant without payment by the Participant of any consideration.

(d)  Exercise of Stock Appreciation Rights.
     -------------------------------------

Only a Participant may exercise a Stock Appreciation Right, and the Participant may exercise a Stock Appreciation Right only on or after the date on which the Stock Appreciation Right vests, as provided in Section 8(e), below, and only on or before the date on which the Stock Appreciation Right expires, as provided in
Section 8(f) below.

(e)  Vesting of Stock Appreciation Rights.
     ------------------------------------

Each Award Agreement shall include a Vesting schedule describing the date, event or act upon which the Stock Appreciation Right to which it pertains Vests, in whole or in part.

This condition shall not impose upon the Corporation any obligation to retain the Participant in its employ for any period.

(f)  Term and Expiration of Stock Appreciation Rights.
     ------------------------------------------------

Except as otherwise specifically provided in a Participant's Award Agreement, the term of a Stock Appreciation Right shall expire on the first to occur of the following events:

(i)  The tenth anniversary of the date the Right was granted;

(ii) The date determined under Section 8(i)(ii) for a Participant who ceases to be an Employee, Director, advisor or consultant for any reason, other than by reason of death, Total and Permanent Disability or For Cause;

(iii) The date determined under Section 8(j) for a Participant who ceases to be an Employee, Director, advisor or consultant of the Corporation by reason of the Participant's death;

(iv) The date determined under Section 8(k) for a Participant who ceases to be an Employee or Director of the Corporation by reason of the Participant's Total and Permanent Disability;

(v) The date determined under Section 8(l) for a Participant who ceases to be an Employee, Director, advisor or consultant For Cause;

(vi) On the effective date of a transaction described in Section 10(b); or

(vii) The expiration date specified in the Award Agreement pertaining to the Stock Appreciation Right.

(g)  Exercise and Settlement of a Stock Appreciation Right.
     -----------------------------------------------------

A Participant may exercise a Vested Stock Appreciation Right by delivering notice to the Corporation. The Stock Appreciation Right may be settled in the form of cash (either in a lump sum payment or in installments), whole Shares, or a combination thereof, as the Award Agreement prescribes.

(h)  Nontransferability of Stock Appreciation Rights.
     -----------------------------------------------

A Stock Appreciation Right granted to a Participant shall, during the lifetime of the Participant, be exercisable only by the Participant and shall not be assignable or transferable. In the event of the Participant's death, a Stock Appreciation Right is transferable by the Participant only by will or the laws of descent and distribution.

(i)  Termination of Employee, Director, Advisor or Consultant Status for any
     -----------------------------------------------------------------------
     Reason Other Than Death, Total and Permanent Disability or For Cause.
     --------------------------------------------------------------------

(i) For purposes if this Section 8(i)(i), Employee, Director, advisor or consultant status will be treated as continuing intact while the Participant is an Employee, Director, advisor or consultant or is on military leave, sick leave or other bona fide leave of absence, as determined by the Committee, in its discretion in accordance with Sections 2(j) or 4(d)(xi).

(ii) If a Participant ceases to be an Employee, Director, advisor or consultant for any reason other than death, Total and Permanent Disability or For Cause, then: (A) the Participant's Stock Appreciation Rights which are not Vested at the time that the Participant ceases to be an Employee, Director, advisor or consultant shall be forfeited; and (B) the Participant's Stock Appreciation Rights which are Vested at the time the Participant ceases to be an Employee, Director, advisor or consultant shall expire at 12:00 Midnight on the 30th day following the date that the Participant ceases to be an Employee, Director, advisor or consultant (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 8(f), subject to the following:

(A) Pursuant to Section 4(d)(iii), the Committee may provide in a Director's Award Agreement that a longer specified period may be substituted for the thirty-day period described above; and

(B) Pursuant to Section 8(n), the Committee may, in its sole discretion, grant an extension of the thirty-day expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Stock Appreciation Rights shall expire at 12:00 Midnight on the last day of such extension.

(j)  Death of Participant.
     --------------------

If a Participant dies while an Employee, Director, advisor or consultant, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date of the Participant's death or became Vested as a consequence of the Participant's death, at any time within six (6) months after the Participant's death (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to Section 8(f) had the Participant's death not occurred), provided that pursuant to Section 8(n), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that all unexercised Stock Appreciation Rights shall expire at 12:00 Midnight on the last day of such extension.

(k)  Total and Permanent Disability of Participant.
     ---------------------------------------------

If a Participant ceases to be an Employee or Director as a consequence of Total and Permanent Disability, any Stock Appreciation Right granted to the Participant may be exercised, to the extent it was Vested on the date that the Participant ceased to be an Employee or Director or became Vested as a consequence of the Participant's Total and Permanent Disability, at any time within six (6) months after such date (but not beyond the date that the term of the Stock Appreciation Right would earlier have expired pursuant to 8(f) had the Participant's Total and Permanent Disability not occurred), provided that pursuant to Section 8(n), the Committee may, in its sole discretion, grant an extension of the six-month expiration period described above in order to favor a Participant, provided that such extension shall be made in writing and shall provide that any unexercised Option shall expire at 12:00 Midnight on the last day of such extension.

(l)  Termination For Cause.
     ----------------------

If a Participant ceases to be an Employee, Director, advisor or consultant For Cause, any Vested Stock Appreciation Right granted to the Participant may be exercised no later than 12:00 Midnight on the date such termination For Cause occurs.

(m)  Rights as a Stockholder.
     -----------------------

A Participant shall have no rights as a shareholder of the Corporation with respect to any Shares to which a Stock Appreciation Right pertains, except for Stock Appreciation Rights settled in Shares and then not until the date a stock certificate for such Shares is issued to the Participant. No adjustment shall be made for dividends (ordinary or extraordinary or whether in currency, securities, or other property), distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

(n)  Modification, Extension, and Renewal of Stock Appreciation Rights.
     -----------------------------------------------------------------

Within the limitations of the Plan, the Committee may, in its discretion, modify, extend or renew any outstanding Stock Appreciation Right or accept the cancellation of an outstanding Stock Appreciation Right for the granting of a new Stock Appreciation Right in substitution therefore. Notwithstanding the preceding sentence, no modification of a Stock Appreciation Right shall, without the consent of the Participant, alter or impair any rights or obligations under any Stock Appreciation Right previously granted.

(o)  Other Provisions.
     ----------------

An Award Agreement may contain such other provisions as the Committee in its discretion deems advisable which are not inconsistent with the terms of the Plan, including but not limited to:

(i)  Restrictions on the exercise of the Stock Appreciation Right; and/or

(ii) Submission by the Participant of such forms and documents as the Committee may require.

9. TERM OF PLAN.
   ------------

Awards may be granted pursuant to the Plan through the period ending on _________________, 2005. All Awards which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan
shall expire for all purposes on    _________________, 2015.  The Board is
authorized to extend the Plan for an additional term at any time; however, no Incentive Stock Options may be granted under the Plan during a term resulting from such extension unless the extension is approved by the stockholders of the Corporation within one year of such extension.

10.  RECAPITALIZATION, DISSOLUTION, AND CHANGE OF CONTROL.
     ----------------------------------------------------

(a)  Recapitalization.
     ----------------

Notwithstanding any other provision of the Plan to the contrary, but subject to any required action by the stockholders of the Corporation and compliance with any applicable securities laws, the Committee shall make any adjustments to the class and/or number of Shares covered by the Plan, the number of Shares for which each outstanding Award pertains, the Exercise Price of an Option, the Exercise Price of a Stock Appreciation Right, and/or any other aspect of this Plan to prevent the dilution or enlargement of the rights of Participants under this Plan in connection with any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, stock split, reverse stock split, recapitalization, combination, or reclassification or any other event which results in an increase or decrease in the number of issued Shares without receipt of adequate consideration by the Corporation (as determined by the Committee).

(b)  Dissolution, Merger, Consolidation, or Sale or Lease of Assets.
     --------------------------------------------------------------

Upon the (i) dissolution or liquidation of the Corporation, (ii) merger of consolidation of the Corporation with another corporation or other entity pursuant to which the Corporation is not the surviving entity, (iii) sale or lease of all or substantially all the business assets of the Corporation, or
(iv) the sale of more than 80% of the outstanding Common Stock of the Corporation, unless the surviving or acquiring corporation or entity agrees to assume outstanding Awards, each Award granted hereunder shall expire as of the effective date of such transaction; provided, however, that the Committee may, in its discretion, give written notice of such event to any Participant who shall then have the right to exercise his or her Vested Awards prior to the effective date of such transaction, subject to earlier expiration pursuant to Sections 7 or 8 (as applicable).

(c)  Determination by the Committee.
     ------------------------------

All adjustments described in this Section 10 shall be made by the Committee in its discretion, and such determination shall be conclusive and binding on all persons.

(d)  Limitation on Rights of Participants.
     ------------------------------------

Except as expressly provided in this Section 10, no Participant shall have any rights by reason of any reorganization, dissolution, change of control, merger or acquisition. Any issuance by the Corporation of Awards shall not affect, and no adjustment by reason thereof shall be made with respect to, any Awards previously issued under the Plan.

(e)  No Limitation on Rights of Corporation.
     --------------------------------------

The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.  SECURITIES LAW REQUIREMENTS.
     ---------------------------

(a)  Legality of Issuance.
     --------------------

No Share shall be issued upon the exercise of any Award unless and until the Committee has determined that:

(i) The Corporation and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), or to perfect an exemption from registration requirements of the Act, or to determine that the registration requirements of the Act do not apply to such exercise;

(ii) Any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied; and

(iii) Any other applicable provision of state, federal or foreign law has been satisfied.

(b)  Restrictions on Transfer; Representations of Participant; Legends.
     -----------------------------------------------------------------

Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the offering and/or sale of Shares under the Plan is not registered under the Act and the Corporation determines that the registration requirements of the Act apply but an exemption is available which requires an investment representation or other representation, the Participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"). THEY MAY NOT BE TRANSFERRED, SOLD OR OFFERED FOR SALE UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER EITHER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT OR THE REGISTRATION PROVISIONS OF THE ACT DO NOT APPLY TO SUCH PROPOSED TRANSFER.

Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on all persons.

(c)  Registration or Qualification of Securities.
     -------------------------------------------

The Corporation may, but shall not be obligated to, register or qualify the offering or sale of Shares under the Act or any other applicable law.

(d)  Exchange of Certificates.
     ------------------------

If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares issued pursuant to the Plan is no longer required, the Participant or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

12.  EXERCISE OF UNVESTED OPTIONS.
     ----------------------------

(a)  Purpose of Section 12.
     ---------------------

This Section 12 is intended to apply for the benefit of a Participant prior to the time Shares held by the Participant are freely transferable under applicable federal and state securities laws without the Participant holding the Shares for a minimum period of time (such as the holding period requirement of Rule 144 adopted by the Securities and Exchange Commission under the Act). It provides that a Participant with a non-Vested Award may commence this holding period for the Shares subject to the Award by exercising the non-Vested Award and receiving Shares of restricted stock which will Vest on the same date as the Award would have Vested. Any restricted stock issued under this Section 12 for non-vested Awards which expire pursuant to Section 7 or Section 8, as applicable, shall be reconveyed to the Corporation at the Exercise Price, if any, paid by the Participant to the Corporation to acquire such Shares (in cash and/or in Shares as paid by the Participant), subject, however, to complying with any legal requirement relating to the Corporation's ability to repurchase its own securities. In this way, the Participant is able to begin the holding period for the Shares prior to the date the Award would have Vested.

(b)  Exercise of Unvested Awards and Issuance of Restricted Stock.
     ------------------------------------------------------------

The Committee, in its sole discretion may:

(i) Grant any Participant the right to exercise any Award prior to the Vesting of such Award, provided that the Shares issued upon such exercise shall remain subject to Vesting, as restricted stock, at the same rate as under the Award so exercised; and/or

(ii) Require the Corporation and the Participant to establish an escrow arrangement to facilitate the re-transfer to the Corporation of any Shares of restricted stock which are not Vested and are to be reconveyed, on or before the applicable date described in Section 7 or 8, as applicable, for determining the expiration of the Award pursuant to which such Shares were issued under this Section 12.

13.  AMENDMENT OF THE PLAN.
     ---------------------

The Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment deemed necessary or advisable to qualify the Awards under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Exchange Act, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award granted under the Plan, with or without approval of the stockholders of the Corporation, but if any such action is taken without the approval of the Corporation's stockholders, no such revision or amendment shall:

(a) Increase the number of Shares subject to the Plan, other than any increase pursuant to Section 10;

(b) Change the designation of the class of persons eligible to receive Incentive Stock Options; or

(c)  Amend this Section 13 to defeat its purpose.

No amendment, termination or modification of the Plan shall, without the consent of a Participant, adversely affect the Participant with respect to any Award previously granted to the Participant.

14.  PAYMENT FOR SHARE PURCHASES.
     ---------------------------

Payment of the Purchase Price for any Shares purchased pursuant to the Plan may be made in cash (in U.S. dollars) or, where expressly approved for the Participant by the Committee, in its discretion, and where permitted by law:

(a)  By check;

(b)  By cancellation of indebtedness of the Corporation to the Participant;

(c) By surrender of Shares that either: (A) have been owned by Participant for more than six months (unless the Committee permits a Participant to exercise an Option by Pyramiding, in which event the six months holding period shall not apply) and have been "paid for" within the meaning of SEC Rule 144 (and, if such shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such Shares); or (B) were obtained by Participant in the public market;

(d) By tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not Employees shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Purchase Price equal to the par value of the Shares, if any, must be paid in cash if required by state law;

(e) By waiver of compensation due or accrued to Participant for services rendered;

(f) With respect only to purchases upon exercise of an Option, and provided that a public market for the Corporation's stock exists:

(i) Through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

(ii) Through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Corporation; or

(iii)   By any combination of the foregoing.

15.  APPLICATION OF FUNDS.
     --------------------

The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

16.  APPROVAL OF SHAREHOLDERS.
     ------------------------

The Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares present and entitled to vote at the first annual meeting of shareholders of the Corporation following the adoption of the Plan by the Board, and in no event later than _________________________, 1996. Prior to such approval, Options and/or Stock Appreciation Rights may be granted but may not be exercised or settled. Pursuant to Section 13, certain amendments shall also be subject to approval by the Corporation's shareholders.

17.  WITHHOLDING OF TAXES.
     --------------------

(a)  General.
     -------

Whenever Shares are to be issued under the Plan, the Corporation may require the Participant to remit to the Corporation an amount sufficient to satisfy foreign, federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Stock Appreciation Rights are to be made in cash, such payment shall be net of an amount sufficient to satisfy foreign, federal, state, and local withholding tax requirements.

(b)  Stock Withholding.
     -----------------

When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise of any Option or the exercise of a Stock Appreciation Right that is settled in Shares that is subject to tax withholding and the Participant is obligated to pay the Corporation the amount required to be withheld, the Committee may at its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Corporation withhold from the Shares to be issued the specific number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

(i)  The election must be made on or prior to the applicable Tax Date;

(ii) Once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

(iii) All elections shall be subject to the consent or disapproval of the Committee; and

(iv) In the event that the Tax Date is deferred until six months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but (A) such Participant shall be unconditionally obligated to tender back to the Corporation the proper number of Shares on the Tax Date, and (B) the Committee may require the Corporation and the Participant to establish an escrow arrangement to facilitate the re-transfer of such re-tendered Shares to the Corporation.

18.  RIGHTS AS AN EMPLOYEE, DIRECTOR, ADVISOR OR CONSULTANT.
     ------------------------------------------------------

The Plan shall not be construed to give any individual the right to remain in the employ of the Corporation (or a Subsidiary) or to affect the right of the Corporation (or such Subsidiary) to terminate such individual's status as an Employee, Director, advisor or consultant at any time, with or without cause. The grant of an Award shall not entitle the Participant to, or disqualify the Participant from, participation in the grant of any other Award under the Plan or participation in any other plan maintained by the Corporation.

19.  INSPECTION OF RECORDS.
     ---------------------

Copies of the Plan, records reflecting each Participant's Awards and any other documents and records which a Participant is entitled by law to inspect shall be open to inspection by the Participant and his or her duly authorized representative at the office of the Corporation at any reasonable business hour upon reasonable advance notice from the Participant.

                           FOUNTAIN OIL INCORPORATED


                         1995 LONG-TERM INCENTIVE PLAN


                    SUB-PLAN FOR UNITED KINGDOM PARTICIPANTS


   (EFFECTIVE _______________________________________________________, 1995)

                           FOUNTAIN OIL INCORPORATED

                         1995 LONG-TERM INCENTIVE PLAN

                    SUB-PLAN FOR UNITED KINGDOM PARTICIPANTS
                    ----------------------------------------

1.   PURPOSE.
     -------

     This Sub-Plan for United Kingdom Participants (the "United Kingdom Sub-Plan") is established under the Fountain Oil Incorporated 1995 Long-Term Incentive Plan (the "Plan"). This Sub-Plan sets forth special terms and restrictions which apply to all Stock Options granted to a covered Participant who, on the date the Award is granted, is a "United Kingdom Participant," as defined as in Section 2(a) of this Sub-Plan. The Corporation has adopted this Sub-Plan to provide United Kingdom Participants an opportunity to be granted Stock Option(s) under the Plan which qualify for favorable tax treatment under current Inland Revenue provisions.

     All Stock Options granted pursuant to this Sub-Plan shall be subject to the terms and conditions provided in the Plan and in this Sub-Plan; provided, however that except as otherwise specifically provided or as the context otherwise requires, the terms and conditions of this Sub-Plan shall govern in the event of a conflict with the terms and conditions of the Plan.

2.   DEFINITIONS.
     -----------

     Capitalized terms shall have the meanings set forth in Section 2 of the Plan, and the following additional terms shall have the meanings specified below:

     (a) "United Kingdom Participant" shall mean a Participant who, on the date
         ----------------------------
a Stock Option is granted to the Participant, is domiciled in the United Kingdom, is subject to taxation under Inland Revenue provisions as an "employee resident" or an "ordinarily resident" individual, as such terms are defined for Inland Revenue purposes, and elects to be covered by this Sub-Plan with respect to such Stock Option.

     (b) "United Kingdom Sub-Plan" shall mean this Sub-Plan covering Awards
         -------------------------
granted to United Kingdom Participants.

3.        EFFECTIVE DATE.
          --------------

     This United Kingdom Sub-Plan was adopted by the Board effective ______________________ , 1995, as part of and subject to the terms of the Plan.

4.   ADMINISTRATION.
     --------------

     This United Kingdom Sub-Plan shall be administered in accordance with
Section 4 of the Plan.

5.   COVERAGE OF THE UNITED KINGDOM SUB-PLAN.
     ---------------------------------------

     The terms and conditions of this United Kingdom Sub-Plan shall apply only to United Kingdom Participants who consent in writing to such coverage. A United Kingdom Participant shall provide such written consent in the Award Agreement issued with respect to the Award governed by this Sub-Plan, and such consent shall be irrevocable with respect to such Award, except as specifically authorized by the Committee in its discretion.

6.   MAXIMUM TERM FOR STOCK OPTIONS.
     ------------------------------

     All Stock Options which are granted to the United Kingdom Participants and which are covered by this Sub-Plan shall have a maximum term which in no event exceeds seven years from the date of the grant of such Stock Options. This restriction shall be set forth in the Award Agreements issued with respect to such Stock Options.

7.   AMENDMENTS.
     ----------

     The Committee may amend the terms of this United Kingdom Sub-Plan at such time or times as it deems advisable. If the Committee determines that any amendment may be applied retroactively or prospectively to an outstanding Stock Option subject to the terms of this Sub-Plan, the Committee shall first obtain the written consent of a United Kingdom Participant prior to applying such amendment to a Stock Option previously issued to such Participant.

                           FOUNTAIN OIL INCORPORATED


                         1995 LONG-TERM INCENTIVE PLAN


                 AUTOMATIC GRANT SUB-PLAN FOR OUTSIDE DIRECTORS


   (EFFECTIVE _______________________________________________________, 1995)

                           FOUNTAIN OIL INCORPORATED

                         1995 LONG-TERM INCENTIVE PLAN

                 AUTOMATIC GRANT SUB-PLAN FOR OUTSIDE DIRECTORS
                 ----------------------------------------------



1.   PURPOSE.
     -------

     This Automatic Grant Sub-Plan for Outside Directors (the "Outside Directors Sub-Plan") is established under the Fountain Oil Incorporated 1995 Long-Term Incentive Plan (the "Plan") to provide each non-Employee Director of the Corporation (an "Outside Director") an opportunity to be granted Non-qualified Stock Options under the Plan while maintaining the Outside Director's status as a "disinterested person" within the meaning of Rule 16b-3(c)(ii)(i) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The Corporation has adopted this Sub-Plan to attract and retain qualified Outside Directors and to motivate Outside Directors to increase the Corporation's value.

     All Non-qualified Stock Options granted pursuant to this Sub-Plan shall be subject to the terms and conditions provided in the Plan and in this Sub-Plan; provided, however, that except as otherwise specifically provided or as the context otherwise requires, the terms and conditions of this Sub-Plan shall govern in the event of a conflict with the terms and conditions of the Plan.

2.   DEFINITIONS.
     -----------

     Capitalized terms shall have the meanings set forth in Section 2 of the Plan, and the following additional terms shall have the meanings specified below:

     (a) "Outside Director" shall mean a Director who is not an Employee of the
         ------------------
Corporation or any Subsidiary.

     (b) "Outside Directors Sub-Plan" shall mean this Automatic Grant Sub-Plan
         ----------------------------
for Outside Directors, as amended.

3.        EFFECTIVE DATE.
          --------------

     The Outside Directors Sub-Plan was adopted by the Board effective ___________________________ , 1995.

4.        ADMINISTRATION.
          --------------

     Except as provided in Section 7 of this Sub-Plan, the Outside Directors Sub-Plan shall be administered by the Board in accordance with Section 4 of the Plan.

5.        PARTICIPATION.
          -------------

     (a) Eligibility for Participation.  Only Outside Directors shall
         -----------------------------
participate in this Sub-Plan. The Board's determination of an individual's eligibility for participation shall be final and binding.

     (b) Commencement of Participation.  An Outside Director shall commence
         -----------------------------
participation in this Sub-Plan on the date elected or appointed as a Director (or, for Outside Directors on the effective date of this Sub-Plan, the date reelected as a Director). A Director who is an Employee at election or appointment and who thereafter ceases to be an Employee (thereby becoming an Outside Director) shall commence participation in this Sub-Plan on the date the Director is next reelected or reappointed as a Director.

     (c) Termination of Participation.  An Outside Director's participation in
         ----------------------------
this Sub-Plan shall terminate on the earlier of (i) the date the Outside Director's term as a Director expires or is otherwise terminated for any reason, or (ii) on the date the Outside Director becomes an Employee.

6.   AUTOMATIC GRANT OF NON-QUALIFIED STOCK OPTIONS TO OUTSIDE DIRECTORS.
     -------------------------------------------------------------------

     (a) Automatic Grant Of Non-qualified Stock Options.
         ----------------------------------------------

          Non-qualified Stock Options shall be granted to Outside Directors annually on such date(s) and in such amounts as specified in Section 6(b), at an Exercise Price determined pursuant to Section 6(c), and subject to such terms as set forth in Section 6(d).

     (b) Dates of Grant and Number of Options Granted.
         --------------------------------------------

          (i) Seven thousand five hundred (7,500) Non-qualified Stock Options shall be granted to each Outside Director on the date the Outside Director is first elected or appointed to the Board (or the date reelected to the Board for Directors who are Outside Directors on the effective date of this Sub-Plan);

          (ii) Thereafter, seven thousand five hundred (7,500) Non-qualified Stock Options shall be granted to each Outside Director annually on the date the annual meeting of the shareholders of the Corporation is held, with such grant to be effective immediately following the adjournment of such meeting; and

          (iii) An additional seven thousand five hundred (7,500) Non-qualified Stock Options shall be granted on each date specified in Paragraphs (i) and
(ii), above, to an Outside Director who is also the Chairman of the Board on such date.

     (c)  Exercise Price.
          --------------

          The Exercise Price of each Non-qualified Stock Option granted pursuant to this Sub-Plan shall be equal to 100% of the Fair Market Value of the Shares on the date the Option is granted.

     (d) Term and Vesting of the Non-qualified Stock Options.
         ---------------------------------------------------

          Each Non-qualified Stock Option granted pursuant to this Sub-Plan shall be governed by the following terms:

          (i) The term of each Option shall expire on the first to occur of (A) the third anniversary of the date the Option was granted, or (B) the first anniversary of the date the Outside Director's term as Director terminates for any reason;

          (ii) Each Option shall become one hundred percent (100%) vested on the six month anniversary of the date the Option was granted; and

          (iii) An Ouside Director may exercise a Vested Non-qualified Stock Option at any time but not beyond the date that the term of the Option expires as provided above.

7.   LIMITATION ON THE FREQUENCY OF AMENDMENTS TO THE OUTSIDE DIRECTORS
     ------------------------------------------------------------------
     SUB-PLAN.
     ---------

     The provisions of the Outside Directors Sub-Plan shall in no event be amended more than once every six (6) months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.